Exhibit 99.5

Birner Dental Management Services, Inc.
3801 East Florida Avenue, Suite 508
Denver, Colorado 80210
303-691-0680

FOR IMMEDIATE RELEASE
March 9, 2004

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                     2003 YEAR-END RESULTS OF $.83 PER SHARE
                   VERSUS $.58 PER SHARE IN 2002 AND DECLARES
                            $.075 QUARTERLY DIVIDEND

DENVER, COLORADO, March 9, 2003...Birner Dental Management Services, Inc. (NASDAQ SmallCap Market: BDMS), operators of PERFECT TEETH dental practices announced results for the year and quarter ended December 31, 2003. The Company reported net income of $1,184,000, or $.83 per share for the year ended December 31, 2003 compared to net income of approximately $934,000, or $.58 per share for the year ended December 31, 2002. Net revenue was approximately $30.3 million for the years ended December 31, 2003 and 2002. During the same period, total dental group practice revenue increased approximately $441,000 to $43.1 million, or 1.0%., when compared to total dental group practice revenue from the corresponding period in 2002. The Company's earnings before interest, taxes, depreciation and amortization (EBITDA) for the years ended December 31, 2003 and 2002 was $4.6 million.

Net income for the fourth quarter of 2003 was approximately $300,000, or $.23 per share compared to net income of approximately $190,000, or $.12 per share for the fourth quarter in 2002. For the quarter ended December 31, 2003, net revenue decreased approximately $147,000 to $7.1 million, or 2.0%, when compared to net revenue of $7.3 million from the corresponding period in 2002. Total dental group practice revenue was $10.3 million for the quarters ended December 31, 2003 and 2002. For the fourth quarter ended December 31, 2003, earnings before interest, taxes depreciation and amortization (EBITDA) increased approximately $65,000 to $1,112,000 or 6.2% when compared to EBITDA of $1,046,000 for the corresponding period in 2002.

The Company ended the year with total debt of approximately $3.1 million, down from $3.26 million in 2002. This reduction in overall debt was accomplished despite the fact the Company utilized approximately $3.9 million to purchase 296,000 shares of its Common Stock during the year. The Company's liquidity is strong with approximately $1.1 million in cash and cash equivalents at year-end, strong cash flow from operations and a $4.0 million line of credit, of which $2.0 million was available at year-end. Fred Birner, Chief Executive Officer stated, "Our big challenge for 2004 is revenue growth, as we previously announced we experienced some softness in patient visits during the year 2003 and have taken some steps to help revenue growth. Some of the initiatives we have taken to achieve increased revenue during 2004 are: implemented an aggressive marketing campaign in the Colorado Springs market; signed a lease for a de novo site in Phoenix and we are in the process of negotiating other leases for de novo sites; evaluating potential acquisitions; expanding the specialty services side of the business; and aggressive dentist recruitment."

In addition, the Company today announced that its board of directors has declared a quarterly cash dividend of 7.5 cents per share of common stock. The dividend is payable April 14, 2004, to shareholders of record March 31, 2004. "We are pleased to begin offering a quarterly dividend to our shareholders", said Fred Birner. "With the change in United States tax laws, the Company has determined that a dividend should be implemented as a way of providing an additional tax effective return to shareholders. This program will be used to return a portion of current earnings to shareholders. The balance of the Company's earnings will be retained and reinvested in growth."

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. As of December 31, 2003 the Company managed 54 dental offices, of which 37 were acquired and 17 were de novo developments. The Company operates its dental offices under the PERFECT TEETH name.

The Company previously announced it would conduct a conference call to review year and quarter ended December 31, 2003 results. In addition to current operating results, the teleconference may include discussion of management's expectation of future financial and operating results. The call will be held on Tuesday, March 9, 2004, at 9:00 a.m. MT. To participate in this conference call, dial in to 1-800-937-6563 and refer to "Birner Dental Management Services, Inc." approximately five minutes prior to the scheduled time. If you are unable to join in on the conference call on March 9th, the rebroadcast number is 1-800-839-0860 with the pass code of 1318. This rebroadcast will be available through March 23, 2004.

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These and other risks are set forth in the reports filed by the Company with the Securities and Exchange Commission.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer

(303) 691-0680

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                Quarters Ended December 31,            Twelve Months Ended December 31,
                                                 2002                  2003               2002                  2003
                                             -----------           -----------         -----------         ------------
NET REVENUE (a)                              $ 7,294,951           $ 7,148,224         $30,254,749         $ 30,295,403

DIRECT EXPENSES:
    Clinical salaries and benefits             2,764,481             2,711,998          11,598,162           11,641,256
Dental supplies                                  433,807               405,925           1,788,471            1,779,025
Laboratory fees                                  565,398               543,488           2,366,710            2,385,808
Occupancy                                        862,452               873,866           3,416,877            3,496,411
    Advertising and marketing                     96,466                86,066             352,947              361,824
Depreciation and amortization                    595,356               496,693           2,389,556            2,172,323
General and administrative                       826,424               763,712           3,192,266            3,068,946
                                             -----------           -----------         -----------         ------------

                                               6,144,384             5,881,748          25,104,989           24,905,593
                                             -----------           -----------         -----------         ------------
    Contribution from dental offices           1,150,567             1,266,476           5,149,760            5,389,810

CORPORATE EXPENSES:
    General and administrative                   699,489               651,547           2,977,096            2,999,675
    Depreciation and amortization                 79,264                65,228             326,879              291,975
                                             -----------           -----------         -----------         ------------

    Operating income                             371,814               549,701           1,845,785            2,098,160
    Interest expense, net                         70,034                30,078             344,738              153,298

    Income before income taxes                   301,780               519,623           1,501,047            1,944,862
    Income tax expense                           111,639               219,585             567,361              761,175
                                             -----------           ------------        -----------         ------------
    Net income                               $   190,141           $   300,038         $   933,686         $  1,183,687
                                             ===========           ===========         ===========         ============

Net income per share of Common Stock:
    Basic                                    $       .13           $       .25         $       .63         $        .91
                                             ===========           ===========         ===========         ============
    Diluted                                  $       .12           $       .23         $       .58         $        .83
                                             ===========           ===========         ===========         ============

Weighted average number of shares of
  Common Stock and dilutive securities:
    Basic                                      1,440,876             1,202,230           1,480,490            1,302,113
                                             ===========           ===========         ===========         ============
Diluted                                        1,567,662             1,313,327           1,614,315            1,427,936
                                             ===========           ===========         ===========         ============

a) Total dental group practice revenue less amounts retained by group practices. Dental practice revenue was $10,281,900 for the three months ended December 31, 2003 compared with $10,307,932 for the three months ended December 31, 2002 and was $43,120,605 for the twelve months ended December 31, 2003 compared to $42,679,654 for the twelve months ended December 31, 2002.

            BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                    December 31,        December 31,
                                                                                        2002                2003
                                                                                    -----------          -----------
CURRENT ASSETS:
    Cash and cash equivalents                                                     $   1,072,757         $  1,110,786
    Accounts receivable, net of allowance for doubtful accounts
       of $212,803 and $215,838, respectively                                         2,708,231            2,673,041
    Deferred tax asset                                                                  120,622              121,475
    Prepaid expenses and other assets                                                   738,119              736,424
                                                                                    -----------          -----------
                Total current assets                                                  4,639,729            4,641,726

PROPERTY AND EQUIPMENT, net                                                           3,926,422            2,680,169

OTHER NONCURRENT ASSETS:
    Intangible assets, net                                                           15,496,271           14,732,349
    Deferred charges and other assets                                                   167,098              155,461
                                                                                    -----------          -----------
                Total assets                                                        $24,229,520          $22,209,705
                                                                                    ===========          ===========

                       LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                                          $  3,981,247         $  3,990,467
    Income taxes payable                                                                 30,219              190,883
    Current maturities of long-term debt                                              2,169,713              351,847
                                                                                    -----------          -----------
             Total current liabilities                                                6,181,179            4,533,197

LONG-TERM LIABILITIES:
    Deferred tax liability, net                                                          24,258              349,801
    Long-term debt, net of current maturities                                         1,087,422            2,735,576
    Other long-term obligations                                                         177,635              179,884
                                                                                    -----------          -----------
                Total liabilities                                                     7,470,494            7,798,458

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
    Preferred Stock, no par value, 10,000,000 shares
       authorized; none outstanding                                                           -                    -
    Common Stock, no par value, 20,000,000 shares
       authorized; 1,434,817 and 1,203,511 shares issued and
       outstanding, respectively                                                     15,959,829           12,428,363
    Retained earnings                                                                   799,197            1,982,884
                                                                                    -----------          -----------
                Total shareholders' equity                                           16,759,026           14,411,247

                                                                                    -----------          -----------
                Total liabilities and shareholders' equity                          $24,229,520          $22,209,705
                                                                                    ===========          ===========

Although EBITDA is not a generally accepted accounting principles measure of performance or liquidity, the Company believes that it may be useful to an investor in evaluating its performance. However, investors should not consider this measure in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with generally accepted accounting principles. In addition, because EBITDA is not calculated in accordance with generally accepted accounting principles, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA can be made by adding Depreciation and Amortization Expense, Depreciation and Amortization Expense - Corporate, Interest Expense, Net and Income Tax Expense to Net Income as in the table below.

                                        Quarters Ended                   Twelve Months Ended
                                          December 31,                        December 31,
                                -----------------------------        ---------------------------------
                                     2002            2003                 2002                2003
                                ------------     ------------        -------------        ------------
RECONCILIATION OF EBITDA:
    Net income                  $    190,141     $    300,038        $     933,686        $  1,183,687
    Depreciation and
      amortization                   595,356          496,693            2,389,556           2,172,323
    Depreciation and
      amortization - Corporate        79,264           65,228              326,879             291,975
    Interest expense, net             70,034           30,078              344,738             153,298
      Income tax expense             111,639          219,585              567,361             761,175
                                ------------      -----------        -------------        ------------
EBITDA                          $  1,046,434      $ 1,111,622        $   4,562,220        $  4,562,458